Exhibit 99.3
Acq isition Price $110 0M ($244K per room) Hi t i P f d V l ti san diego, california the westin gaslamp quarter APcrqoupiseitriotyn PInrifcoer:mation: Location: Acquired: Rooms: Type: Built: / Renovated: Property Amenities: ?450 guest rooms, including 8 suites, with views of the San Diego Bay and 110.0M Gaslamp Quarter, San Diego, CA April 6, 2011 450 Upper Upscale, Full-Service 1987 / 2011 Estimated Discount to Replacement Cost (post-renovation): 2010 Occupancy 2010 ADR: Forward 12-Month Cap Rate (Projected EBITDA)(1,2) : Forward 12-Month Cap Rate (Projected NOI)(1,2) : Historic Performance and Valuation: (1) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel 25% -30% 72% $157 6.8% — 7.3% 5.9% — 6.4% downtown San Diego ?Comprehensive hotel renovation — recently completed guestroom renovation totaling $12.0M; public area renovation totaling $13.0M, to be completed late 2011 or early 2012 ?Over 32,000 SF of meeting space spread across 22 rooms, including the 9,000 SF California Ballroom and the 6,000 SF indoor/outdoor San Diego Ballroom and Terrace ?Horton’s Bar & Grill is a full-service restaurant serving regionally inspired American cuisine ?Lobby Lounge offers cocktails, with available food service from Horton’s Bar earnings before interest, taxes, depreciation and amortization (“EBITDA”) (2) Projected cap rates are after the significant negative impact expected from the $25.0M comprehensive renovation commenced in Q4 2010 Hotels Map Marker Rooms Year Opened The Westin Gaslamp Quarter 450 1987 Hilton San Diego Gaslamp Quarter 1 283 2000 Market Highlights: Market Overview: ?The Gaslamp Quarter is a premier shopping, dining and entertainment district with over 200 restaurants bars and nightclubs along with boutiques art Horton s & Grill menu ?Café Express is a stylish café serving lighter fare and Starbucks coffee ?WestinWORKOUT gym with massage room ?Outdoor swimming pool with whirlpool ?164 on-site, in-building parking spaces (Pool) (Guest Room — pre-renovation) Competitive Set: Marriott San Diego Gaslamp Quarter 2 306 1988 Omni San Diego Hotel 3 511 2004 Westin San Diego 4 436 1991 Total (excluding The Westin Gaslamp Quarter) 1,536 Demand Generators: ? Tourism: -Gaslamp Quarter - Balboa Park — San Diego Zoo — PETCO Park restaurants, nightclubs, boutiques, galleries and shops. ?Consistent RevPAR growth, with 2008 RevPAR up 37% over 2001’s trough and a compounded annual growth rate of 3.5% over the past 20 years. ?San Diego is the eighth-largest city in the United States and the secondlargest city in California. 4 — Sea World — Mission Bay Park — LEGOLAND - Qualcomm Park — Westfield Horton Plaza — San Diego Wild Animal Park — Torrey Pines Golf Courses ? San Diego Convention Center ? Port of San Diego ? Two professional sports teams ? Biotechnology — Third-strongest San Diego — Downtown Sub-Market Operating Performance gy g biotech industry in the country ? San Diego has a diversified workforce spanning a number of different industries: - Lockheed Martin — Sharp Healthcare — Scripps Health — Kaiser Permanente (Exterior) — US Navy — Sony Electronics 2 1 Strengths Opportunities ?Strong, consistent growth in hotel demand ?Significant upside from comprehensive ?Top convention destination hotel renovation ?High-barrier-to-entry market?Planned expansion of convention center 65% ?Premier Gaslamp Quarter location ?Extensive renovation and revitalization of 70% 75% 80% $75 $100 $125 $150 $175 $200 ADR ($) RevPAR ($) Occupancy (%) 2000-2010 ADR CAGR: 1.0% 2000-2010 RevPAR CAGR: 0.6% 3 Investment Highlights: ?Significant discount to replacement cost Horton Plaza and Westfield Mall ?Improved cash flow through asset management and best practice initiatives % This summary information sheet contains certain “forward-looking” statements relating to, among other things, hotel EBITDA, hotel net operating income after capital reserves, hotel renovation plans and plans of third parties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words “projected,” “expected,” “planned” and “estimated” or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of April 6, 2011. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com.